UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                             1st Source Corporation
             (Exact name of registrant as specified in its charter)




         Indiana                         0-6233                  35-1068133
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


              100 North Michigan Street, South Bend, Indiana 46601 (Address and zip code of principle executive offices) (Zip Code)


                                  574-235-2702
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits

                99.1     Press release dated October 30, 2003.

ITEM 12.

On October 30, 2003, 1st Source Corporation issued a press release that announced its third quarter earnings for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           1st SOURCE CORPORATION
                                           (Registrant)


Date:  October 30, 2003                    /s/Christopher J. Murphy III
-----  ----------------                    ----------------------------
                                           Christopher J. Murphy III
                                           Chairman of the Board,
                                           President and CEO


Date:  October 30, 2003                    /s/Larry E. Lentych
-----  ----------------                    -------------------
                                           Larry E. Lentych
                                           Treasurer and Chief Financial Officer
                                           Principal Accounting Officer